Exhibit  10.1
                             HARLEYSVILLE GROUP INC.
                       DIRECTORS' DEFERRED STOCK UNIT PLAN
                      -------------------------------------
              Approved by the Board of Directors on February 23, 2005
                    Approved by Shareholders on April 27, 2005

1.   PURPOSE
     ---------

     Harleysville Group Inc. (the "Company") has established the Plan to further its long-term financial success by providing stock units to Non-Employee Directors of the Company and of its Parent, Harleysville Mutual Insurance Company, (the "Parent") whereby such directors can share in achieving and sustaining such success. The Plan also provides a means to attract and retain the Non-Employee Directors needed to achieve the Company's and the Parent's long-term growth and profitability objectives.

2.   DEFINITIONS
  --------------

     The following terms, when used with an initial capital letter, shall have the following meanings:

     "Annual  Meeting"  means  the  annual shareholders meeting held in April of
      ---------------
each  year.

     "April  Board  Meeting"  means  the  meeting of the Board of Directors held
      ---------------------
in  April  of  each  year.

     "Board"  means  the  Board  of  Directors  of  the Company and the Board of
     ------
Directors  of  the  Parent.

     "Committee"  means  the  Nominating  and  Corporate Governance Committee of
--------------------------------------------------------------------------------
the  Board.
-----------

     "Company"  means  Harleysville  Group  Inc.,  a  Pennsylvania  corporation.
      -------

     "Deferred  Stock  Unit"  means  a  right  to  receive,  without
      --------------------
 payment  to  the  Company,  one  (1)  Share  as  further  described  in
Section  4.

     "Effective  Date"  means  January  1, 2005, contingent upon approval of the
     ---------------
Company's shareholders at the first Annual Meeting of the shareholders held after the adoption of the Plan by the Board.

     "Fair  Market  Value"  means,  with respect to a given day, (i) the closing
     ------------------
sales price of a Share as reported on the principal securities exchange on which Shares are then listed or admitted to trading, or (ii) if not so reported, the closing sales price on the immediately preceding business day of a Share as published in the NASDAQ National Market Issues report in the Eastern Edition of The Wall Street Journal, or (iii) if not so reported, the
-------------------------
average of the closing bid and asked prices on the immediately preceding business day as reported on the NASDAQ National Market System, or (iv) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Board.

     "Grant"  means  a  grant  of  Deferred Stock Units which are subject to the
     ------
terms  and  conditions  of  this  Plan.

     "Grant  Date"  means  the  date  on which a Deferred Stock Unit is granted.
      -----------

     "Non-Employee  Director"  means  a  member  of  the  Company's  Board  of
     ----------------------
Directors or a member of the Parent's Board of Directors, who is not an employee of the Company or the Parent.

     "Parent"  means  Harleysville  Mutual  Insurance  Company.
     --------

     "Plan"  means  the  Harleysville  Group  Inc.  2005  Non-Employee
     -----
Directors Deferred Stock Unit Plan, as set forth herein and as amended from time to time.

     "Share"  means  a  share  of  common  stock  of  the  Company,
     ------
par  value  $1  per  share

     "Termination  of  Service"  means  the  termination  of  an  individual's
      -----------------------
status as a Non-Employee Director for any reason whatever, whether voluntarily or involuntarily, including disability or death of the Non-Employee Director.

3.   AUTHORIZATION  OF  SHARES  SUBJECT  TO  DEFERRED  STOCK  UNIT
     -------------------------------------------------------------

     The maximum number of Shares for which Deferred Stock Units may be granted during the entire duration of the Plan is 110,000. This number shall be adjusted if the number of outstanding Shares is increased or reduced by split-up, reclassification, stock dividend or similar event. The number of Shares subject to outstanding Deferred Stock Units shall also be adjusted whenever the number of outstanding Shares is so increased or reduced.

4.   GRANTING  OF  DEFERRED  STOCK  UNITS
     -------------------------------------

      (a) At the April Board Meeting for 2005, and at each April Board Meeting thereafter for four consecutive years until and including the April 2009 Board Meeting, each individual who is a Non-Employee Director on such date shall automatically receive a number of Deferred Stock Units equal to the result of dividing (i) $30,000 by
(ii) the Fair Market Value of a Share as of the day before the date of the April Board Meeting for that year.

     (b) Each Grant of Deferred Stock Units under the Plan shall be evidenced by a written document which shall indicate (i) the number of Deferred Stock Units granted to the Non-Employee Director; (ii) the effective date of the Grant; and (iii) any other terms and conditions the Board deems necessary or appropriate.

     (c) All Grants shall be subject to the terms of this Plan and the written document evidencing such Grant.

5.   TERM  OF  DEFERRED  STOCK  UNITS
     --------------------------------

      Deferred  Stock  Units  shall  be  granted  on  the  following  terms:

     (a)  Deferred  Stock  Units  shall  be  fully  vested  at  all  times.

     (b) Upon a Non-Employee Director's Termination of Service, he, or, upon the Non-Employee's Director's death, the executor or administrator of his estate or the person or persons who shall have acquired a Deferred Stock Unit directly from the Non-Employee Director by bequest or inheritance, shall receive a number of Shares equal to the number of his Deferred Stock Units.

     (c) A Deferred Stock Unit shall not be transferable otherwise than by will or the laws of intestate distribution.

     (d) A Non-Employee Director granted a Deferred Stock Unit under this Plan shall have only the rights of a general unsecured creditor of the Company until such Non-Employee Director receives Shares equal to the number of his Deferred Stock Units pursuant to Section 4.

     (e) A Non-Employee Director shall have no voting rights with respect to any Shares issuable pursuant to Deferred Stock Units until the date on which a certificate or certificates representing such Shares are issued.

6.   GRANT  OF  DIVIDEND  EQUIVALENT  RIGHTS
     ----------------------------------------

      Whenever the Company pays cash dividends with respect to Shares, a Non-Employee Director shall receive an amount equal to all or any portion of the dividends that would be paid on Shares equal to the number of his Deferred Stock Units.

7.   COMMON  STOCK  SUBJECT  TO  DEFERRED  STOCK  UNITS
     --------------------------------------------------

     Shares issuable under Deferred Stock Units may be unissued shares or treasury shares. The Company at all times during the term of this Plan shall reserve for issuance the number of Shares issuable under Deferred Stock Units.

8.  COMPLIANCE  WITH  LEGAL  REQUIREMENTS
    -------------------------------------

     The Company will not be obligated to issue Shares if, in the opinion of its counsel, such issuance would violate any applicable federal or state securities laws. The Company will seek to obtain from each regulatory commission or agency having jurisdiction, such authority as may be required to issue Shares. Inability of the Company to obtain from any such regulatory commission or agency authority which counsel for the Company deems necessary for the lawful issuance of Shares shall relieve the Company from any liability for failure to issue such Shares until the time when such authority is obtained.

9.   NONASSIGNMENT  OF  DEFERRED  STOCK  UNITS
     -----------------------------------------

     Except as otherwise provided in Section 5, Deferred Stock Units and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of a Deferred Stock Unit, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the rights and privileges conferred hereby, such Deferred Stock Unit and the rights and privileges conferred hereby shall immediately terminate.

10.  RIGHTS  OF  NON-EMPLOYEE  DIRECTOR  IN  STOCK
     ---------------------------------------------

      Neither the holder of a Deferred Stock Unit, nor the legal representatives, heirs, legatees or distributees of any holder, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares issuable under such Deferred Stock Unit unless and until such Shares are issued to him or them and such person or persons have received a certificate or certificates therefore, except for dividend equivalent rights as provided in
Section  6.

11.  WITHHOLDING  OF  APPLICABLE  TAXES
     ----------------------------------

     The Company shall have the right to deduct or withhold, or require a holder of a Deferred Stock Unit to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan.

12.  PLAN  AND  DEFERRED  STOCK  UNITS  NOT  TO  AFFECT  SERVICE
AS  A  DIRECTOR
-------------------------------------------------------------------

      Neither this Plan nor any Deferred Stock Unit shall confer upon any Non-Employee Director any right to continue as a director of the Company.

13.  ADMINISTRATION  AND  INTERPRETATION
     -----------------------------------

      The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable in the implementation and administration of the Plan; provided, however, that the Committee shall have no discretion with respect to the eligibility or selection of Directors to receive stock units under the Plan, the number of stock units granted under the Plan, or the price thereof, and provided further that the Committee shall not have the authority to take any action or make any determination that would materially increase the benefits accruing to Participants under the Plan The determination of the Committee in the administration of the Plan as described herein, shall be final, conclusive and binding upon all persons including, without limitation, the Company, its stockholders and the persons granted stock units under the Plan. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such action of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof.

14.  AMENDMENT  OF  PLAN
     -------------------

     The Board shall have complete power and authority to amend the Plan, provided, however, that it shall not without shareholder approval (a) increase the maximum number of Deferred Stock Units that may be granted or (b) adopt any other amendment which the Board determines to be required or advisable to be approved by the shareholders of the Company under regulations of the U. S. Securities and Exchange Commission, the rules of any stock exchange or stock market on which the Company's stock is listed, the Internal Revenue Code of 1986, as amended, or other applicable law or regulation.

15.  NOTICES
     --------

     Any notice required or permitted hereunder shall be sufficiently given only if sent by registered or certified mail, postage prepaid, addressed to the Company, 355 Maple Avenue, Harleysville, PA 19438-2297, and to the holder of a Deferred Stock Unit at the most recent address on file with the Company.

16.  SUCCESSORS
     -----------

     The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

17.  SEVERABILITY
     -------------

     If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

18.  EFFECTIVE  DATE  AND  TERM  OF  PLAN
     ------------------------------------

     The Plan shall become effective on the Effective Date and shall expire on December 31, 2009, unless sooner terminated by the Board. The Board may terminate this Plan at any time. The Board shall submit this Plan to the shareholders of the Company for their approval at the first Annual Meeting of the shareholders held after the adoption of the Plan by the Board. Any Deferred Stock Unit granted before the approval of the Plan by the Company's shareholders shall be expressly conditioned upon, and shall not be exercisable until, such approval. If such shareholder approval is not received at the first annual meeting held after the adoption of the Plan by the Board, all Shares granted under the Plan shall automatically expire.

19.  GENDER  AND  NUMBER
     -------------------

     Unless clearly indicated by context, the singular shall include the plural and the masculine shall include the feminine, and vice-versa.